The Company

     Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end investment company.

     Shares of the Fund are bought and sold over-the-counter on the Bulletin Board under the symbol "RWMC". All, or nearly all, capital gains and dividends are reinvested in the Fund.

Dear Shareholder:

     During our fiscal year ended March 31, 1999, our Net Asset Value ("NAV") decreased $616,088 to $3,443,942. NAV per share decreased to $1.428.

     Our NAV declined this year primarily from our Board of Directors decision to reduce the valuation of our investment in TDP Company from $1,750,000 as of 3/31/98 to 1,333,650 as of 3/31/99. Based on the poor prices of oil and gas in late 1998 and early 1999, this was believed to be an appropriate adjustment. The good news is that this spring oil and gas prices have unexpectedly firmed very nicely. If prices maintain during the usually weak summer period, this will have a positive impact on TDP.

     Our bright light for the year was the drilling of Redwood Energy, Ltd.'s Windy Point Prospect in western Wyoming. In late 1998, Redwood Energy reached an agreement with Canadian 88 Energy Corp. (AMEX:EEE) to farm-out this exciting prospect. Canadian 88 paid 100% of all drilling and completion costs of this well. The 14,483 foot exploration test well was successfully drilled in early 1999. Redwood Energy has an 10.15% interest in this well. According to Canadian 88, "Completion and testing of this exciting new discovery will commence within the next 30 days. Tie-in arrangements have been made to place the well on stream immediately thereafter, and plans are underway to commence the drilling of several follow-up wells."

Thank you for your continued support.

On behalf of the Board of Directors,



John C. Power
President
Redwood MicroCap Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Redwood MicroCap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Redwood MicroCap Fund, Inc. (the Fund) including the statements of investments in affiliated and unaffiliated issuers, and capital stock and accumulated gain as of March 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998 and the financial highlights for each of the four years in the period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995, included an explanatory paragraph that described the estimation of values of securities without readily ascertainable market values discussed in Note 1 to the financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Redwood MicroCap Fund, Inc. at March 31, 1999, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include securities valued at $3,988,300 at March 31, 1999, representing 116% of net assets, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimates of value of such securities and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

STOCKMAN KAST RYAN & COMPANY, P.C.

Colorado Springs, Colorado
May 19, 1999

STATEMENT OF INVESTMENTS IN UNAFFILIATED ISSUERS AS OF MARCH 31, 1999

SHARES                                                                VALUE(a)
------------------------------------------------------------------------------
                              COMMON STOCK - 2.70 %
Entertainment - 2.70%
     65,000      J2 Communications (c)......................       $    92,932
                                                                     ---------
Manufacturing - .00%
    171,569      Optek Music Systems,  Inc (b)..............                 1
                                                                     ----------
TOTAL COMMON STOCKS........................................             92,933
                                                                     ----------
                                OPTIONS - .00%
Medical - .00%
     30,000      Immucell Corporation - options.............                 0

TOTAL INVESTMENTS IN SECURITIES OF UNAFFILIATED
ISSUERS (COST $203,138)                                             $   92,933
                                                                    ==========

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 1999 (c)

                                COMMON STOCKS - 88.13%

Comunications - 29.40%
    689,856      Alta California Broadcasting, Inc. (b).....        $  689,856
     24,488      Redwood Broadcasting, Inc.(b)..............           241,819
     75,000      Four Rivers Broadcasting, Inc. (b).........            75,000
     66,194      Redwood Broadcasting, Inc. (b) - under option  ....     5,957
                                                                    ----------
                                                                     1,012,632
                                                                   -----------
Oil & Gas - 49.61%
        425      TDP Energy Co. (b)........................          1,333,650
    795,000      Redwood Energy, Inc. - seed...............            351,370
    150,000      Redwood Energy, Inc. - units (b)..........             22,095
    187,500      Redwood Energy, Inc. - escrow (b).........              1,379
                                                                  ------------
                                                                     1,708,494
                                                                  ------------
Manufacturing - .33%
     29,630      Guardian Technologies Int'l, Inc. (b)....              11,574
                                                                    ----------



     See notes to financial statements and report of independent auditors.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 1999

SHARES                                                               VALUE (a)
------------------------------------------------------------------------------
                             COMMON STOCKS (Continued)

Retail - 1.89%
    650,000      California Progressions, Inc. (b)........        $     65,000
                                                                    ----------
Real Estate - 6.90%
    900,000      Palo Verde Group, Inc.(b)................             225,000
  1,000,000      Great American Hotel & Resorts, Inc. (b).              12,500
    305,000      Wyoming Resorts, LLC (b).................                   0
                                                                       237,500
                                                                    ----------
TOTAL COMMON STOCKS.......................................           3,035,200
                                                                    ----------

                        PREFERRED STOCK - .00%

Real Estate - .00%

     80,000      Wyoming Resorts, LLC (b)................                    0
                                                                    ----------
                     MISCELLANEOUS INVESTMENTS -24.98%

PRINCIPAL         Advances to Affiliates - 24.98%

$    54,500      Four Rivers Broadcasting, Inc..........                54,500
    800,000      Wyoming Resorts, LLC...................               800,000
      5,667      California Progressions, Inc...........                 5,667
                                                                       860,167
                                                                     ---------
 Total Investments in Securities, Corporate Notes and Other
  Investments of Affiliated Issuers (cost $2,699,009)...           $ 3,895,367
                                                                   ===========

Total Investments In Securities of Unaffiliated
  Issuers (cost $203,138)............................   2.70%      $    92,933
Total Investments In Securities of Affiliated
  Issuers (cost $2,699,009).......................... 113.11         3,895,367
                                                     -------         ---------
Total Investments ................................... 115.81         3,988,300
Other Liabilities, Net of Assets..................... (15.81)         (544,358)
                                                      -------       ----------
TOTAL NET ASSETS..................................... 100.00%      $ 3,443,942
                                                     =======      ============


(a) See Note 1 to the financial statements and report of independent auditors.
(b) Restricted security, see Note 2 to the financial statements.
(c) See Note 3 to the financial statements.



    See notes to financial statements and report of independent auditors.

ASSETS                                             NOTES

Investments in Securities:
Investments in securities of unaffiliated
  issuers (identified cost $203,138)............... 2,4             $   92,933
Investments in securities of affiliated
  issuers (identified cost $1,838,842).............2,3,4             3,035,200

Advances to affiliates............................ 3,6                 860,167
                                                                 -------------
Total ............................................                   3,988,300

Cash and cash equivalents.........................                      89,946

Investment securities sold receivable.............                      47,238

Other assets......................................                       3,365
                                                                 -------------
Total.............................................                   4,128,849
                                                                 -------------
LIABILITIES AND NET ASSETS

Accounts payable and other liabilities............                      16,624
Income tax payable................................5                     10,909
Notes payable.....................................7                     56,434
Note payable to affiliate.........................7                    122,037
Deferred Management Fee...........................                      50,000
Deferred income tax liability.....................5                    428,903
                                                                 -------------
Total.............................................                     684,907
                                                                 -------------
Commitment and Contingency .......................9

Net Assets........................................              $    3,443,942

Asset Value Per Share.............................              $        1.428
                                                                 =============

CAPITAL STOCK AND ACCUMULATED GAIN AS OF MARCH 31, 1999
------------------------------------------------------------------------------
                                                      NOTES
Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,412,000 issued and outstanding...8       $        2,412
                                                                 -------------
Additional paid-in capital.............................              1,968,734
                                                                 -------------
Net Accumulated Gain:
Net investment loss.............. .................                 (2,319,952)
Accumulated net realized gain                                        3,135,498
Net unrealized appreciation of investments.............4               657,250
                                                                 -------------
Net accumulated gain....................................             1,472,796
                                                                 -------------
Total Capital Stock and Accumulated Gain................           $ 3,443,942
                                                                 ==============



   See notes to financial statements and report of independent auditors.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
Interest income from affiliated companies.................           $  54,867
Interest income from nonaffiliated companies..............               2,270
Consulting income from affiliated companies...............              32,500
                                                                   -----------
Total.....................................................              89,637
                                                                   -----------
Expenses:
Salaries..................................................             171,469
Audit and accounting fees.................................              56,087
Insurance.................................................              20,512
Office....................................................              38,471
Travel....................................................              12,024
Telephone and telefax.....................................              21,857
Interest..................................................              18,874
Outside services..........................................               4,670
Legal fees................................................              12,046
Custodian fees............................................               4,965
Reports to shareholders...................................               4,499
Other.....................................................              14,133
Consulting services ......................................              79,000
                                                                   -----------
Total.....................................................             458,607
                                                                   -----------
Net Investment Loss.......................................            (368,970)
                                                                   -----------
Net Realized Gain and Unrealized Depreciation on Investments:
Unrealized depreciation of investments ...................            (940,206)
Net realized gain from investment transactions in investments
 in unaffiliated issuers..................................             390,589
Net realized gain from investment transactions in investments
 in affiliated issuers....................................              89,440
                                                                   -----------
Net Realized Gain and Unrealized Depreciation on Investments.         (460,177)
                                                                   -----------
Net Decrease in Net Assets From Operations Before
  Income Tax Benefit......................................            (829,147)

Income Tax Benefit........................................             327,097
                                                                   -----------
Net Decrease in Net Assets From Operations................         $  (502,050)
                                                                   ===========

     See notes to financial statements and report of independent auditors.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations................      $    (502,050)
Adjustments to reconcile net increase in net assets to
  cash provided by operating activities:
    Unrealized appreciation of investments................            940,206
    Net realized gain from investment transactions........           (480,029)
    Deferred income tax benefit...........................           (361,744)
   Change in:
      Investment securities sold receivable...............            (31,114)
      Other assets........................................              2,122
      Accounts payable and other liabilities..............             16,571
                                                                   -----------
    Net cash provided by operating activities.............           (416,038)
                                                                   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments...............................         (1,824,950)
    Proceeds from sale of investments.....................          3,007,606
    Advances to affiliates................................         (1,684,646)
    Repayments of advances to affiliates..................          1,025,986
                                                                   -----------
  Net cash used in investing activities...................            523,996
                                                                   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of borrowings................................            563,825
    Principal repayments of borrowings ...................           (607,216)
    Advances from officers and affiliates.................          1,390,813
    Repayment of advances from officers and affiliates....         (1,313,813)
    Stock repurchase......................................           (114,038)
                                                                   -----------
  Net cash used in financing activities...................            (80,429)
                                                                   -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS.................             27,529

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR..............             62,417
                                                                  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR....................     $       89,946
                                                                  ===========
Supplemental Disclosure of Cash Flow Information:
    Cash paid during the period for interest .............     $       16,673
                                                                  ===========
Non-Cash Investing Activities:
    First Capital Bank of Arizona stock was received in payment of
        note receivable from TDP Energy Co. ..............     $      397,656
                                                                   ===========

    See notes to financial statements and report of independent auditors.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           1999          1998
From Operations:
Net investment loss...................................$ (368,970)      (33,255)
Net realized gain from investment transactions........   480,029       204,899
Net increase(decrease) in unrealized appreciation
  of investments......................................  (940,206)      556,490
Income tax (provision)benefit ........................   327,097      (205,000)
                                                       ---------     ---------
Net increase(decrease) in net assets from operations..  (502,050)      523,134

Capital share transactions............................  (114,038)      (20,400)

Net Assets-beginning of year.......................... 4,060,030     3,557,296
                                                      ----------    ----------
Net Assets-end of year.............................. $ 3,443,942   $ 4,060,030
                                                      ==========    ==========
      See notes to financial statements and report of independent auditors.




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded in the over-the-counter market are valued at the reported sales prices as obtained from NASDAQ, or at the bid prices obtained from brokers that make markets in such securities, on the last business day of the year. Investments in securities traded on national exchanges are valued at last reported sales prices.

Investments in restricted securities, corporate notes, other investments, and in securities which are thinly traded totaling $3,988,300 are valued at their estimated fair value in good faith under procedures established by and under the direction of the Fund's Board of Directors. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes using the asset and liability method, under which a current or deferred income tax liability or asset is recognized for temporary differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

Statement of Cash Flows - The Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Deferred management fee - Amounts received in the current period for management fees to be provided in future periods are deferred and are amortized during the periods the fees are provided.

Use of Estimates - The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  RESTRICTED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. Valuations for such securities, as well as certain thinly-traded securities and corporate notes, have been determined in good faith by the Fund's Board of Directors. The following schedule provides certain information with respect to restricted securities held by the Fund as of March 31, 1999, which securities comprised 78% the Fund's net assets at such time:

                                      Date of                            Fair
Description                           Acquisition           Cost        Value
Alta California Broadcasting, Inc.    January 1,1999     $ 725,036     689,856
California Progressions, Inc.         November 21, 1994          0      65,000
Four Rivers Broadcasting, Inc.        May 5, 1997           75,000      75,000
Great American Hotel & Resorts, Inc.  March 30, 1999        50,000      12,500
Guardian Technologies Int'l, Inc.     February 20, 1997     50,000      11,574
Optek Music Systems, Inc.             November 10, 1997     35,000           1
Palo Verde Group, Inc.                January 31, 1995     225,000     225,000
Redwood Broadcasting, Inc. - 144k     June 15, 1993          2,204     241,819
Redwood Broadcasting, Inc. - 144k     June 15, 1993          5,957       5,957
Redwood Energy - units                February 18,1999      70,000      22,095
Redwood Energy - Escrow               June 29, 1999          1,379       1,379
Wyoming Resorts LLC. Preferred        January 4, 1999       80,000           0
TDP Energy Company                    December 22, 1993     71,621   1,333,650
                                                         ---------   ---------
Total                                                  $ 1,391,197 $ 2,683,831
                                                         =========   =========
The Fund has no right to require registration of the above restricted securities. As of March 31, 1999, the Fund's investments in restricted securities comprised approximately 65% of the value of its total assets.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of March 31, 1999, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:

                                                             Purchases  During
                                                    Fair        the Year Ended
Description                          Cost          Value        March 31, 1999
Common and Preferred Stock:
Redwood Energy Inc.               $ 249,024        $ 374,844            86,461
TDP Energy Company                   71,621        1,333,650                 0
Alta California Broadcasting        725,036          689,856                 0
California  Progressions,  Inc.           0           65,000                 0
Four Rivers Broadcasting, Inc.       75,000           75,000             9,120
Great American Hotel & Resorts, Inc. 50,000           12,500            50,000
Guardian  Technologies  Int'l, Inc.  50,000           11,574            50,000
J2  Communications                  168,138           92,932           204,721
Palo Verde Group,  Inc.             225,000          225,000            25,000
Redwood  Broadcasting,  Inc.          8,161          247,776             5,957
Wyoming Resorts LLC. Preferred      385,000                0            80,000
                                  ---------       ----------
                                  2,006,980        3,128,132
                                  ---------       ----------
Advances to Affiliates:
Four Rivers Broadcasting             54,500           54,500            64,105
Wyoming Resorts, LLC                800,000          800,000           709,000
California Progressions               5,667            5,667             5,667
                                    -------        ---------
                                    860,167          860,167
                                   --------        ----------
Total                           $ 2,867,147     $  3,988,299
                                ===========      ===========

4.  UNREALIZED GAINS AND LOSSES

At March 31, 1999, the net unrealized appreciation of investments of $657,250, which has been offset by applicable deferred income taxes of $428,903, was comprised of gross appreciation of $1,740,369 for those investments having an excess of value over cost and gross depreciation of $654,216 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax benefit for the year ended March 31, 1999 consists of:

                  Current provision(benefit)       $    34,677
                  Deferred provision(benefit)         (361,744)
                                                   -----------
                  Total                            $  (327,097)
                                                   ===========

Deferred income taxes of $428,903 primarily reflect the income tax effects of temporary differences between the book and tax bases of assets as a result of unrealized gains on investments at March 31, 1999.

The following summary reconciles income tax computed at the federal statutory rate with the income tax provision(benefit).




                  Federal income tax expense
                    computed  at the statutory rate        $ (283,250)
                  Net state income taxes                      (43,847)
                                                           ----------
                  Benefit for income taxes                 $ (327,097)
                                                           ==========

6.  TRANSACTIONS WITH OFFICERS AND AFFILIATES

During 1999, the Fund made advances to affiliated companies. At March 31, 1999, the Fund had outstanding advances of $860,167 which have no set repayment terms.

7.  NOTES PAYABLE

The Fund has an unsecured note payable to an individual with an outstanding balance of $50,000, which bears interest at 12%, principal and interest due on demand.

The Fund has an unsecured note payable to Lone Oak Vineyard, Inc., an affiliated entity, with an outstanding balance of $77,000, which does not bear interest and is due on demand.

The Fund has an unsecured note payable to an unaffiliated entity, with an outstanding balance of $6,434, which bears interest at 6%, principal and interest due on demand.

The Fund has an unsecured note payable to TDP Energy Company, an affiliated entity, with an outstanding balance of $45,037, which bears interest at 6%, principal and interest due on demand.

8.  COMMON STOCK

During the year ended March 31, 1999, the Fund repurchased 78,000 shares of common stock. The per share price was below the Fund's net asset value at the time of the purchase.

9.  COMMITMENT AND CONTINGENCY

As of March 31, 1999, the Fund had guaranteed two construction loans between Wyoming Resorts, LLC, an affiliate, and a bank. Outstanding borrowings under the agreement were approximately $846,810 at March 31, 1999. The agreement is collateralized by a deed of trust and expires in May, 1999. Subsequent to year end, permanent financing in the amount of $1,000,000 was obtained which paid off the two construction loans. The Fund remained as guarantor for this new loan.

Redwood MicroCap Fund, Inc. is a co-lessee with Alta California Broadcasting, Inc. for an equipment lease. The lease is current and all payments are made directly by Alta. The term of the lease is 36 months commencing on September 1, 1998. The monthly payment is $4,424.

The Fund leases office space under an operating lease which expires in January 2001. Minimum future rental payments under the non-cancelable lease agreement for the fiscal years ending March 31, 2000 and March 31, 2001 total $16,800 and $13,800, respectively.

10.  UNCERTAINTY

The Securities and Exchange Commission has filed an administrative action against the Fund's President as a result of certain trading activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.


------------------------------------------------------------------------------





                         End of notes to financial statements

FINANCIAL HIGHLIGHTS

                           ----For the Years Ended March 31----

                                    1999      1998      1997     1996     1995
Per Share:
Income from investments........    $.037    $ .131    $ .041    $ .029   $.105
Expenses.......................    (.190)    (.145)    (.113)    (.114)  (.183)
                                   -----     -----     -----     -----   -----
Net investment income (loss)       (.153)    (.014)    (.072)    (.085)  (.078)
Net realized gain (loss) and net
 change in unrealized appreciation
 of investments . . . . . . .      (.191)     .306      .976      .043    .166
(Provision) credit for
  income taxes.................     .136     (.081)    (.339)     .007       -
Purchase of treasury stock          .005     (.003)        -         -       -
                                    ----     ------    -----      ----     ----
Net increase (decrease) in net
 asset value...................    (.203)     .208      .565     (.035)   .088

Net asset value:
Beginning of period............    1.631     1.423      .858      .893    .805
                                   -----     -----     -----     -----   -----
End of period..................   $1.428    $1.631    $1.423    $ .858   $.893
                                  ======    ======    ======    ======  ======
Total investment return (1)      (12.75)%   14.13%    65.85%    (3.52)% 10.91%

Ratios:
Expenses to average net assets    12.33%     9.54%     8.78%    14.57%  14.07%
Expenses to income.............  511.63%   110.18%   276.30%   376.76% 125.95%

Net investment income (loss) to
  average net assets  . . . .     (9.92)%    (.88)%   (5.60)%  (10.70)% (2.90)%
Portfolio turnover rate (2)       57.84%    88.88%    48.12%    21.63%  29.88%

(1) Based on the change in net asset value(exclusive of treasury stock transactions) since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the year ended March 31, 1999, were $2,677,611 and $2,721,577, respectively.




     See notes to financial statements and report of independent auditors.















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CORPORATE INFORMATION
------------------------------------------------------------------------------

Officers and Directors
John C. Power, President, Treasurer and Director
R. Stanley Pittman, Secretary
J. Andrew Moorer and Director
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
American Securities Transfer, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215

Independent Auditors
Stockman Kast Ryan & Company, P.C.
102 North Cascade Avenue, Suite 450
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"



















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                            Redwood MicroCap Fund, Inc.

                                1999 ANNUAL REPORT





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